SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                           Current Report Pursuant to
                             Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




        Date of Report (Date of Earliest Event Reported): April 19, 1999




                             THE CHERRY CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)




                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)





        0-8955                                     36-2977756
        ------                                     ----------
(Commission File Number)              (I.R.S. Employer Identification Number)



3600 Sunset Avenue, Waukegan, Illinois                   60087
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(Address of Principal Executive Offices)               (Zip Code)



                                 (847) 662-9200
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              (Registrant's Telephone Number, Including Area Code)

ITEM 5.  OTHER EVENTS.

         On June 17, 1996, Registrant entered into the First Amendment to Credit Agreement attached as Exhibit 4.(a)2 to this Form 8-K and incorporated herein by reference.

         On September 6, 1996, Registrant entered into the Extension Agreement attached as Exhibit 4.(a)3 to this Form 8-K and incorporated herein by reference.

         On August 20, 1997, Registrant entered into the Extension Agreement attached as Exhibit 4.(a)4 to this Form 8-K and incorporated herein by reference.

         On November 13, 1998, Registrant entered in the Second Amendment to Credit Agreement attached as Exhibit 4.(a)5 to this Form 8-K and incorporated herein by reference.

         On February 15, 1999, Registrant entered in the First Amendment to the Note Agreement and the Notes attached as Exhibit 4.(a)6 to this Form 8-K and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      EXHIBITS

                  Exhibit
                  Number            Description
                  ------            -----------

                  4.(a)2            First  Amendment  to Credit  Agreement dated
                                    June 17, 1996.

                  4.(a)3            Extension Agreement dated September 6, 1996.

                  4.(a)4            Extension Agreement dated August 20, 1997.

                  4.(a)5 Second Amendment to Credit Agreement dated November 13, 1998.

                  4.(a)6 First Amendment to the Note Agreement and the Notes dated February 15, 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  THE CHERRY CORPORATION



                                  By:   /s/ Dan A. King
                                     -------------------------------------------
                                      Dan A. King
                                      Vice President of Finance, Treasurer
                                        and Secretary



Dated:  April 20, 1999